Filed Pursuant to Rule 497(e)

Registration No. 002-86188

ANCHOR SERIES TRUST

Multi-Asset Portfolio (the “Portfolio”)

Supplement dated January 12, 2015 to the Statutory Prospectus dated May 1, 2014, as supplemented

Effective as of January 12, 2015, BlackRock Investment Management, LLC replaced the Portfolio’s prior subadviser and the Portfolio was renamed the SA BlackRock Multi-Asset Income Portfolio. The Portfolio is no longer offered through this Prospectus. Accordingly, all references to the Portfolio in the Prospectus dated May 1, 2014 are deleted. For further information on this and other information about the Portfolio, including the investment objectives and risks, please see the Portfolio’s Prospectus dated January 12, 2015. Please read the Prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.